June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Signature of Shareholder

4136527 Canada Inc.

Name of Shareholder

RESOLUTION OF THE SOLE DIRECTOR

OF

4136527 Canada Inc.

(the "Corporation")

SIGNATURE OF A LOCK-UP AGREEMENT

IT IS RESOLVED:

THAT Elio Sorella be authorized to sign a Lock-up Agreement for the shares of common stock of Ecolomondo Corporation Inc. held by the Corporation.

THE foregoing resolution is hereby adopted by the sole Director of the Corporation pursuant to the Canada Business Corporations Act.

DATED this 25th day of June 2014.

Elio Sorella

September 14, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: **Lock-up Agreement – Ecolomondo Corporation Inc. / 4403100 Canada Inc.**

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. / 4403100 Canada Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

It is nevertheless understood that the foregoing will not prevent the undersigned shareholder, 7097034 Canada Inc., from proceeding with a prior reorganization in order to distribute the shares of the Company among its sixteen (16) shareholders so that the said Company shares

are held directly by the shareholders of the undersigned or by their wholly owned holding companies.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Richard Bouziane,
President of 7097034 Canada Inc.

RESOLUTION OF 7097034 Canada Inc.
(the "Corporation")

SIGNATURE OF A LOCK-UP AGREEMENT

IT IS RESOLVED:

THAT Richard Bouziane, President, be authorized to sign a Lock-up Agreement a copy of which is joined hereto for the shares of common stock of Ecolomondo Corporation Inc., formerly known as 4403100 Canada Inc., held by the Corporation.

THE foregoing resolution is hereby adopted by the Board of the Corporation pursuant to the Canada Business Corporations Act.

DATED this 12th day of September 2014.

Richard Bouziane, president

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Signature of Shareholder

MARIAN ARONOFF SCHRIER
Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

[signature]
Signature of Shareholder

FRANK BATTAGLIA
Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Gary A. Bergeron
Signature of Shareholder

Gary A. Bergeron
Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Mélanie Boucher

Signature of Shareholder

MÉLANIE BOUCHER

Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Signature of Shareholder

Danny Brouillette
Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Keri Buchanan

Signature of Shareholder

Keri Buchanan

Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

[signature]

Signature of Shareholder

Jaimal Chaouki

Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

D. Chiovitti

Signature of Shareholder

D. CHIOVITTI

Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Signature of Shareholder

Gestions Della Santina Ltée.

Name of Shareholder

RESOLUTIONS OF THE SOLE DIRECTOR

OF

GESTION DELLA SANTINA LTÉE
(the "Corporation")

APPOINTMENT OF AN OFFICER

IT IS RESOLVED:

THAT the Cesare Della Santina be appointed as President and Secretary of the Corporation to hold the office until his resignation or replacement.

APPOINTMENT OF ACCOUNTANTS

IT IS RESOLVED:

THAT RABINOVITCH LUCIANO be appointed to act as accountants of the Corporation until the next annual meeting of shareholders or until their replacement, their remuneration as such to be fixed by the Board of Directors.

THE foregoing resolutions are hereby adopted by the sole director of the Corporation pursuant to the *Business Corporations Act (Quebec)*.

DATED this 10th day of February 2014.

CESARE DELLA SANTINA

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Yannick Dubord

Signature of Shareholder

Yannick Dubord

Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Andrée G. Fox
Signature of Shareholder

Andre'e G. Fox
Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

James M. Fox

Signature of Shareholder

James M. Fox

Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

[signature]

Signature of Shareholder

John P. Fox

Name of Shareholder

RECEIVED JUL 09 2014

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Perry J. Fox
Signature of Shareholder

Perry Fox
Name of Shareholder

RECEIVED JUL 14 2014

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

[signature]

Signature of Shareholder

Clement Gilbert

Name of Shareholder

June 25, 2014

ORIGINAL

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

[signature]	JOSEPH GOLDSTEIN
Signature of Shareholder	Name of Shareholder

June 25, 2014

ORIGINAL

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

[signature]

Signature of Shareholder

SUSAN GOLDSTEIN

Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Stephen Craig Hays
Signature of Shareholder

Stephen Craig Hays
Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Lise Houle

Signature of Shareholder

Lise Houle

Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Ahmed Kamar

Signature of Shareholder

Ahmed Kamar

Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Signature of Shareholder

JEANNE [illegible]
Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Rejean Litalien

Signature of Shareholder

Rejean Litalien

Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

[signature]
Signature of Shareholder

Dany Maalouly
Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: <u>Lock-up Agreement – Ecolomondo Corporation Inc.</u>

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Signature of Shareholder

Annie Michaud

Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

[signature]

Signature of Shareholder

[signature]

ALAN OERTEL

Name of Shareholder

DAVID L. OERTEL

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Fred F. Petmecky

Signature of Shareholder

Fred F. Petmecky

Name of Shareholder

07/21/2014

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Donna Brunson

Signature of Shareholder

DONNA BRUNSON

Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

[signature]

Signature of Shareholder

DONALD PRIVOSKY

Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Signature of Shareholder

PABLO RODRIGUEZ
Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.

3435 Pitfield Blvd.

St-Laurent (Qc), Canada

H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written

consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Signature of Shareholder
Shareholder

Name of
SHIRLEY ROSE

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

[signature]

Signature of Shareholder

Emmanuelle SAVARE

Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

[signature]

Signature of Shareholder

JEFFREY SCHREIER

Name of Shareholder

June 25, 2014
Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Signature of Shareholder

Elizabeth Sherman

Name of Shareholder

Elizabeth Sherman

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Signature of Shareholder

Elio Sorella

Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Signature of Shareholder

EMILE SYLVESTRE

Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

[signature]

Signature of Shareholder

BRUCE TAUB

Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

Susan E. Thomas
Signature of Shareholder

Susan E. Thomas
Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

[signature]

Signature of Shareholder

GILLES TREMBLAY

Name of Shareholder

June 25, 2014

Ecolomondo Corporation Inc.
3435 Pitfield Blvd.
St-Laurent (Qc), Canada
H4S 1H7

Re: Lock-up Agreement – Ecolomondo Corporation Inc.

Dear Madam, Sir:

The undersigned, a holder of shares of Common Stock, with no par value, of Ecolomondo Corporation Inc. (the "Company"), understands that the Company has filed with the Securities and Exchange Commission a Registration Statement on Form F-1 for the registration of shares of Common Stock of the Company (the "Shares") which Shares are being sold by the Company. The undersigned further understands that Chardan Capital Markets, LLC is to act as Representative and is contemplating entering into an underwriting agreement with the Company (the "Underwriting Agreement") in contemplation of a public offering by the Underwriters of the Shares.

The undersigned recognizes the benefits to both the Company and the undersigned from the broader distribution of the Shares of Common Stock of the Company that is expected to result from the offering.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement, and to proceed with the public offering, the undersigned agrees, for the benefit of the Company and the Underwriters, that, should such public offering be effected, the undersigned will not, without the prior written consent of Chardan Capital Markets, LLC, sell or grant any option for sale or otherwise dispose of any Shares of Common Stock of the Company, directly or indirectly, during the period commencing with the date of the final prospectus relating to the Shares and ending on the date one hundred and eighty (180) days after the date of such prospectus.

The undersigned also agrees that beyond the one hundred and eighty (180) days, he or she will not sell or grant any option for sale or otherwise dispose of more than 25% per month of any Shares of Common Stock of the Company held by her or him, with a maximum of 50,000 shares per month, without the prior written consent of Chardan Capital Markets, LLC.

This Lock-up Agreement will lapse on the last day of the twelfth (12th) month after the date of such prospectus.

Very truly yours,

K. Tsoureli

Signature of Shareholder

Konstantina Tsoureli

Name of Shareholder